Exhibit 99.3

2Q24 Earnings Presentation Script July 31, 2024 Genesis White Good morning everyone and thank you for joining Windstream’s second quarter 2024 earnings conference call. Joining me on the call today are: • Paul Sunu, our CEO, and • Drew Smith, our CFO and Treasurer To accompany today’s call, we have posted the presentation slides and supplemental schedule on our various investor websites. If you do not have access to these websites, please reach out to me at Genesis dot White at windstream dot com. Our financial statements, prepared in accordance with U.S. GAAP, will be available by mid-August to our lenders and investors, in compliance with the terms of the Credit Agreement, Indenture, and Amended and Restated LLC Agreement. During the second quarter of 2024, we adjusted certain expense assignments between Kinetic, Enterprise and shared services. Prior period segment information, as previously reported in the first quarter 2024 investor supplement, has been revised to reflect these updates.

2Q24 Earnings Call Script 2 Today’s discussion includes statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties and the disclosure to our forward-looking statements will be contained in our financial statements. Let me now turn it over to Paul Sunu.

2Q24 Earnings Call Script 3 Paul Sunu Good morning and thank you for joining us. Today, we are pleased to share with you our second quarter results, which showed solid financial and operational performance across our business and demonstrated progress towards our 2024 priorities, as shown on Slide 4. As you know, our focus for 2024 is Quality. As we continue to execute on our 2024 strategic objectives, we want to underline these efforts by doing our best and doing things right the first time, every time. And we are seeing improvements in our operations and delivering better service, including a 10% year-to-date reduction in our overall consumer broadband disconnects, as well as improving trends on care and repair intervals across the business. We are focused on providing an outstanding service experience to our customers and the communities we serve. This is exemplified by our recovery and restoration initiatives around the unusually high level of tornados this quarter which tore through a number of servicing areas in Iowa, Nebraska and Oklahoma as well as the extensive wildfire in New Mexico. Whether helping to clear impacted areas, repairing damaged fiber or providing meals, our teams demonstrated the very essence of our commitment to service quality and community.

2Q24 Earnings Call Script 4 Let’s turn to Slide 5, which provides an overview of our second quarter financial and operational highlights. For the quarter, we delivered adjusted EBITDAR of $362 million, which was up 4% for the full year. Within Kinetic, our consumer revenues declined approximately 2% year-over-year. These results include the impact of the funding step-down from the ACP, or Affordable Connectivity Program, that began this quarter. We ended the second quarter with over 95,000 customers who were previously enrolled and receiving the ACP benefits. While this is a public policy decision, the abrupt discontinuation of this program does create a heavy burden on those that need it the most. We continue to hope that Congress will address the need to continue this support mechanism. In the meantime, as previously reported, we are continuing for the time being a $30 monthly credit to this cohort. As a reminder, this impact is included in our 2024 guidance that was provided in February. Turning to slide 6, we extended our fiber coverage by constructing over 94,000 consumer premises so far this year, bringing us to approximately 1.6 million total consumer premises passed. And this represents 36% coverage of our Kinetic footprint as outlined on slide 7. While we are making steady progress on our RDOF and PPP builds, the pace of construction slowed in the second quarter, driven in large part by the shift in resources toward restoration initiatives arising from the higher storm- and fire-related activity mentioned earlier, as well as delays in permitting. We are working through the permitting challenges, which are being shared by many in the industry, and taking our learnings to help improve execution on our remaining builds.

2Q24 Earnings Call Script 5 In addition, our internal construction team continues to make productivity gains and sharpens their execution skills through terrains in rural areas that we anticipate will be very similar to BEAD builds. The experience and expertise gained, along with our quality-focused approach, gives us assurance that we can reliably meet our build commitments under these programs as well as those under BEAD. And so, we look forward to the opportunity to continue our pursuit of connecting the unserved and underserved with our fiber. Now let’s look at our fiber broadband subscribers, as seen on Slide 8. We ended the quarter with 418,000 subscribers on our fiber network, representing a 26.9% penetration rate, an improvement of 30 basis points sequentially. Additionally, you can see the performance from our Fiber Fast Start initiative on Slide 9, as our latest cohorts are showing impressive penetration results. Furthermore, we launched our Fiber Forward initiative during the second quarter, which leverages the tactics and learning from Fiber Fast Start to reinvigorate our older cohorts. With the benefit to customer additions from these two programs, as well as the churn improvements from our quality initiatives, we see opportunities ahead to further propel our fiber penetration. Strategic revenues within our Enterprise and Wholesale markets had a solid performance. Within Enterprise, we continue our focus on Strategic and Advanced IP portfolios, which now represent 89% of our total Enterprise Market service revenues on an annualized basis, excluding end-user surcharges.

2Q24 Earnings Call Script 6 Overall, I am very pleased with the progress we made during the quarter and the operational momentum we are building through our quality initiatives. And finally, before we get to our financial results, let me address the progress on our planned merger with Uniti. On Monday, the initial Form S-4 Registration Statement, which contains pertinent information on the merger, was filed with the SEC and is publicly available. The Registration Statement has not yet become effective and is subject to SEC review. In addition, we have received five state approvals and have thirteen state approvals in process. We continue to defer to Uniti management on specifics of the transaction and the closing process, but from our perspective, this combination makes a lot of sense as it will bring the leased network assets back with our operations and creates the opportunity to unlock additional value from our Kinetic operations while eliminating certain complexity of the lease arrangement with Uniti. The merger is expected to close in the second half of 2025, subject to customary closing conditions, including receipt of regulatory and Uniti shareholder approvals. In the meantime, we remain focused on executing on our initiatives and running our day-to-day business, while providing support to Uniti where needed to close the transaction. With that, let me now turn the call over to Drew to hit some of the highlights on the financial results.

2Q24 Earnings Call Script 7 Drew Smith Thank you, Paul, and good morning everyone. Turning to Slide 10, we show our second quarter financial results. During the quarter, Windstream generated: • Total revenues of $926 million, and • Adjusted EBITDAR of $362 million, up almost 1% year-over-year, which translates into a consolidated margin of 39.1% during the quarter, an improvement of 280 basis points over last year’s levels. Additionally, the current quarter results include funding step-downs from the ACP program, as mentioned earlier. Excluding this, adjusted EBITDAR grew approximately 2% year-over-year. Moving to our market-level business revenue trends: Kinetic revenues delivered solid results. For the quarter: • Service revenue was $529 million, which was down 1.4% year-over-year, with consumer service revenue down 2.3% year-over-year, driven mostly by the ACP funding step-downs. In addition, we saw strong growth in our next-generation subscriber base, however this growth was offset by declines in our legacy-DSL subscribers • Kinetic consumer broadband ARPU of $89.13 was up 2% year-over-year, but down slightly sequentially due to impacts from the ACP wind-down

2Q24 Earnings Call Script 8 • Next-Generation broadband subscribers grew by 17,200 during the quarter. This was offset by a loss of 27,200 DSL customers, resulting in a net decrease in total broadband units of 10,000 for the quarter. Within Enterprise: • Service revenue was $287 million, down 15.1%, as legacy-TDM revenues continue to see ongoing declines as expected. • Notably, approximately 89% of Enterprise Market service revenues, excluding end-user surcharges, came from our Strategic and Advanced IP portfolios. These combined revenues were down 1% for the year. • TDM and Other revenue declined approximately 56% year-over-year as we continue to execute our TDM exit strategy and transition customers to our strategic and advanced products, which produce a higher margin for the business Within Wholesale: • Service revenue was $100 million, down 5% year-over-year, driven by declines in legacy revenues as well as lower non-recurring revenue. Strategic revenues had a solid performance during the quarter highlighted by high demand being seen from telecom, cable and content customers.

2Q24 Earnings Call Script 9 Turning to expenses: • Total cash expenses during the second quarter fell by $67 million, or approximately 11%, year-over-year, as our quality and unification efforts across the company continue to deliver solid results. On slide 11, I wanted to provide our regular update on our interconnection expense reduction activities. Our total interconnection and network facility expenses fell by 16% on a year-over-year basis during the second quarter. We reduced these total expenses on a recurring annualized basis by over $125 million year-over-year. Notably, we still have $645 million of total interconnection expenses, of which $279 million are legacy TDM-related including network facilities expense. These expenses fell by 26% year-over-year. In particular, the Enterprise access and service delivery teams have fully exited over 350 collocations associated with our TDM migration plans year-to-date. Transitioning to slide 12, Windstream has a strong balance sheet with no current debt maturities until 2027. As of June 30th, we ended with $462 million in total liquidity and a net debt to adjusted EBITDA ratio of 2.19x. As seen on slide 13, Windstream fully owns and operates substantial assets. Within our Kinetic markets, approximately 31% of our current fiber broadband consumers are on a network that is entirely owned and operated by Kinetic.

2Q24 Earnings Call Script 10 Our financial and operational guidance as seen on slide 14 remains unchanged, with the exception of Fiber Premises Constructed, which we now expect to be around 200,000 for the year to account for the delays we’ve seen in permitting for our RDOF and PPP builds that Paul mentioned earlier. This results in a shift of the remaining households, originally planned for this year, to early next year. Now, I will turn the call back over to Paul for some closing comments.

2Q24 Earnings Call Script 11 Paul Sunu Thank you, Drew. In closing, Windstream delivered solid financial and operational results across our business during the second quarter. We continue to extend our fiber footprint within our Kinetic markets, and the strong penetration that we are seeing in our newest fiber cohorts demonstrates that our strategic marketing initiatives are on track. We want to be the premier company for service and quality; the go-to company for the most reliable, resilient, and responsive network; and through our quality initiative, provide our customers with an outstanding service experience. With that, we can now open the call up for questions.